                                POWER OF ATTORNEY


      KNOWN ALL ME BY THESE PRESENTS:

      WHEREAS, JOHNSON MUTUAL FUNDS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

      WHEREAS, the undersigned is a Trustee and the President of the Trust;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints DIANNA J. ROSENBERGER, his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such amendments, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite an necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof

      IN WITNESS WHEREOF, the Trust undersigned has hereunto set his hand this 28th day of February, 1997.

                                    JOHNSON MUTUAL FUNDS TRUST

                                    /s/ Timothy E. Johnson
                                    -----------------------------------
                                    TIMOTHY E. JOHNSON
                                    Trustee and President

STATE OF OHIO         )
                      )    ss:
COUNTY OF HAMILTON    )

      Before me, a Notary Public, in and for said county and state, personally appeared TIMOTHY E. JOHNSON, known to me to be the person described in and who executed the foregoing instrument, and who duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 28th day of February, 1997.

                                    /s/ Joann M. Strasser
                                    -----------------------------------
                                    Notary Public

Notarial Seal State of Ohio
Joann M. Strasser, Attorney at Law
Notary Public, State of Ohio
My Commission Has no Expiration Date
Section 147.03

                                POWER OF ATTORNEY


      KNOWN ALL ME BY THESE PRESENTS:

      WHEREAS, JOHNSON MUTUAL FUNDS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

      WHEREAS, the undersigned is a Treasurer and Chief Financial Officer of the Trust;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY E. JOHNSON, her attorney for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file such amendments, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite an necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof

      IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 28th day of February, 1997.

                                    JOHNSON MUTUAL FUNDS TRUST

                                    /s/ Dianna J. Rosenberger
                                    -----------------------------------
                                    DIANNA J. ROSENBERGER
                                    Treasurer and Chief Financial Officer


STATE OF OHIO          )
                       )    ss:
COUNTY OF HAMILTON     )

      Before me, a Notary Public, in and for said county and state, personally appeared DIANNA J. ROSENBERGER, known to me to be the person described in and who executed the foregoing instrument, and who duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 28th day of February, 1997.

                                    /s/ Joann M. Strasser
                                    -----------------------------------
                                    Notary Public

Notarial Seal State of Ohio
Joann M. Strasser, Attorney at Law
Notary Public, State of Ohio
My Commission Has no Expiration Date
Section 147.03

                                POWER OF ATTORNEY


      KNOWN ALL ME BY THESE PRESENTS:

      WHEREAS, JOHNSON MUTUAL FUNDS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

      WHEREAS, the undersigned is a Trustee of the Trust;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY E. JOHNSON AND DIANNA J. ROSENBERGER, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such amendments, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite an necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 1997.

                                    JOHNSON MUTUAL FUNDS TRUST

                                    /s/ John W. Craig
                                    -----------------------------------
                                    JOHN W. CRAIG, Trustee


STATE OF OHIO         )
                      )    ss:
COUNTY OF HAMILTON    )

      Before me, a Notary Public, in and for said county and state, personally appeared JOHN W. CRAIG, known to me to be the person described in and who executed the foregoing instrument, and who duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 28th day of February, 1997.

                                    /s/ Joann M. Strasser
                                    -----------------------------------
                                    Notary Public

Notarial Seal State of Ohio
Joann M. Strasser, Attorney at Law
Notary Public, State of Ohio
My Commission Has no Expiration Date
Section 147.03

                                POWER OF ATTORNEY


      KNOWN ALL ME BY THESE PRESENTS:

      WHEREAS, JOHNSON MUTUAL FUNDS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

      WHEREAS, the undersigned is a Trustee of the Trust;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY E. JOHNSON AND DIANNA J. ROSENBERGER, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such amendments, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite an necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 1997.

                                    JOHNSON MUTUAL FUNDS TRUST

                                    /s/ Ronald H. McSwain
                                    -----------------------------------
                                    RONALD H. McSWAIN, Trustee


STATE OF OHIO         )
                      )    ss:
COUNTY OF HAMILTON    )

      Before me, a Notary Public, in and for said county and state, personally appeared RONALD H. McSWAIN, known to me to be the person described in and who executed the foregoing instrument, and who duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 28th day of February, 1997.

                                    /s/ Joann M. Strasser
                                    -----------------------------------
                                    Notary Public

Notarial Seal State of Ohio
Joann M. Strasser, Attorney at Law
Notary Public, State of Ohio
My Commission Has no Expiration Date
Section 147.03

                                POWER OF ATTORNEY


      KNOWN ALL ME BY THESE PRESENTS:

      WHEREAS, JOHNSON MUTUAL FUNDS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

      WHEREAS, the undersigned is a Trustee of the Trust;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY E. JOHNSON AND DIANNA J. ROSENBERGER, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such amendments, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite an necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of March, 1997.

                                    JOHNSON MUTUAL FUNDS TRUST

                                    /s/ Kenneth S. Shull
                                    -----------------------------------
                                    KENNETH S. SHULL, Trustee


STATE OF OHIO         )
                      )    ss:
COUNTY OF HAMILTON    )

      Before me, a Notary Public, in and for said county and state, personally appeared KENNETH S. SHULL, known to me to be the person described in and who executed the foregoing instrument, and who duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 19th day of March, 1997.

                                    /s/ David C. Tedford
                                    -----------------------------------
                                    Notary Public

Notarial Seal State of Ohio
David C. Tedford
Notary Public, State of Ohio
My Commission Expires June 3, 1997